UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

OceanFirst Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street, Red Bank, New Jersey		07701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 240-4500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry Into A Material Definitive Agreement

Underwriting Agreement. On April 29, 2020, OceanFirst Financial Corp. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company issued and sold $125,000,000 aggregate principal amount of 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”) at a public offering price equal to 100% of the aggregate principal amount of the Notes.

The offering of the Notes closed on May 1, 2020. The net proceeds from the sale of the Notes to the Company were approximately $122,625,000, after giving effect to the underwriting discount of 1.50% and estimated expenses of the offering of the Notes. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include providing capital to support its organic growth or growth through strategic acquisitions, repaying indebtedness, financing investments, capital expenditures, repurchasing shares of the Company’s common stock and for investments in the Company’s wholly owned subsidiary, OceanFirst Bank, N.A. (the “Bank”) as regulatory capital.

The Notes were offered and sold pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on March 24, 2020 (Registration No. 333-237356), a base prospectus, dated March 24, 2020 included as part of the registration statement, a preliminary prospectus supplement, dated April 29, 2020 and a final prospectus supplement, filed on April 30, 2020 with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes is not a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the Underwriter against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Indenture and Notes. The Notes were issued under an Indenture dated as of May 1, 2020 (the “Base Indenture”) by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of May 1, 2020 between the Company and the Trustee (the “First Supplemental Indenture”) (the Base Indenture, and the First Supplemental Indenture are referred to collectively as the “Indenture”). The terms of the Notes are set forth in, and such Notes are governed by, the Indenture.

The Notes will mature on May 15, 2030. From and including the original issue date to, but excluding, May 15, 2025 or the date of earlier redemption, the Company will pay interest on the Notes semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2020, at a fixed annual interest rate equal to 5.25%. From and including May 15, 2025 to but excluding the maturity date or the date of earlier redemption, the floating interest rate per annum will be equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 509.5 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2025. Notwithstanding the foregoing, in the event that the benchmark rate is less than zero, the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning with the interest payment date of May 15, 2025, and on any interest payment date thereafter or (ii) in whole but not in part upon the occurrence of a “Tax Event,” a “Tier 2 Capital Event” (each as defined in the Indenture) or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System (the “FRB”) (or, as and if applicable, the rules of any appropriate successor bank regulatory agency) to the extent then required under applicable laws or regulations, including capital regulations.

There is no right of acceleration of maturity of the Notes in the case of default in the payment of principal of, premium, if any, or interest on, the Notes or in the performance of any other obligation of the Company under the Notes or the Indenture. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon the Company’s or OceanFirst Bank’s insolvency, receivership, conservatorship, reorganization or similar proceedings, or if there is a liquidation or winding up of the Company’s business.

The Notes are general unsecured, subordinated obligations of the Company and rank junior to all of its existing and future Senior Indebtedness (as defined in the Indenture), including all of its general creditors. The Notes will be equal in right of payment with any of the Company’s existing and future subordinated indebtedness, and will be senior to the Company’s obligations relating to any junior subordinated debt securities issued to the Company’s capital trust subsidiaries. In addition, the Notes are effectively subordinated to all secured indebtedness of the Company to the extent of the value of the collateral securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities and obligations of the Company’s subsidiaries, including the deposit liabilities and claims of other creditors of the Bank. The Notes are obligations of the Company only and will not be obligations of, and will not be guaranteed by, any of its subsidiaries.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture, and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture, and the form of the Notes, copies of which are attached as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 – Other Events

On April 29, 2020, the Company issued a press release announcing the pricing of its offering of the Notes, which is furnished hereto as Exhibit 99.1.

This Current Report on Form 8-K, including the Exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated April 29, 2020, between OceanFirst Financial Corp. and Piper Sandler & Co.

4.1	Indenture, dated May 1, 2020, between OceanFirst Financial Corp. and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture, dated May 1, 2020, between OceanFirst Financial Corp. and Wilmington Trust, National Association, as Trustee.

4.3	Form of 5.25% Fixed-to-Floating Rate Subordinated Note due 2030 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release dated April 29, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them.

Forward-looking statements are subject to known and unknown risks and uncertainties, which change over time, and are based on management’s expectations and assumptions at the time the statements are made, and are not guarantees of future results. Our actual results may differ materially from those expressed or anticipated in the forward-looking statements for many reasons, including the factors described in the section entitled “Risk Factors” in this prospectus, in any risk factors described in a supplement to this or in other filings.

You should not unduly rely on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this prospectus or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we file from time to time with the SEC after the date hereof, We undertake no obligation to revise or update the forward-looking statements contained herein at any time.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated April 29, 2020, between OceanFirst Financial Corp. and Piper Sandler & Co.

4.1	Indenture, dated May 1, 2020, between OceanFirst Financial Corp. and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture, dated May 1, 2020, between OceanFirst Financial Corp. and Wilmington Trust, National Association, as Trustee.

4.3	Form of 5.25% Fixed-to-Floating Rate Subordinated Note due 2030 (included in Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release dated April 29, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OceanFirst Financial Corp.

Date: May 1, 2020	By:	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer